Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2020	2019	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$13,225	$11,455	$1,770	15.5%
International Package	4,087	3,494	593	17.0%
Supply Chain & Freight	3,926	3,369	557	16.5%
Total revenue	21,238	18,318	2,920	15.9%

Operating expenses:
Compensation and benefits	11,077	9,590	1,487	15.5%
Other	7,798	6,600	1,198	18.2%
Total operating expenses	18,875	16,190	2,685	16.6%

Operating profit:
U.S. Domestic Package	1,098	1,216	(118)	(9.7)%
International Package	966	667	299	44.8%
Supply Chain & Freight	299	245	54	22.0%
Total operating profit	2,363	2,128	235	11.0%

Other income (expense):
Other pension income (expense)	327	191	136	71.2%
Investment income and other	11	46	(35)	(76.1)%
Interest expense	(176)	(159)	(17)	10.7%
Total other income (expense)	162	78	84	107.7%

Income before income taxes	2,525	2,206	319	14.5%

Income tax expense (benefit)	568	456	112	24.6%

Net income	$1,957	$1,750	$207	11.8%

Net income as a percentage of revenue	9.2%	9.6%

Per share amounts:
Basic earnings per share	$2.25	$2.03	$0.22	10.8%
Diluted earnings per share	$2.24	$2.01	$0.23	11.4%

Weighted-average shares outstanding:
Basic	868	864	4	0.5%
Diluted	872	870	2	0.2%

As adjusted income data (1):
Operating profit:
U.S. Domestic Package	$1,133	$1,242	$(109)	(8.8)%
International Package	972	693	279	40.3%
Supply Chain & Freight	302	256	46	18.0%
Total operating profit	2,407	2,191	216	9.9%

Income before income taxes	$2,569	$2,269	$300	13.2%
Net income	$1,990	$1,797	$193	10.7%

Basic earnings per share	$2.29	$2.08	$0.21	10.1%
Diluted earnings per share	$2.28	$2.07	$0.21	10.1%
(1) See Non-GAAP Schedules for detail of Transformation costs.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2020	2019	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,098	$2,146	$(48)	(2.2)%
Deferred	1,378	1,248	130	10.4%
Ground	9,749	8,061	1,688	20.9%
Total U.S. Domestic Package	13,225	11,455	1,770	15.5%
International Package:
Domestic	776	689	87	12.6%
Export	3,153	2,673	480	18.0%
Cargo and Other	158	132	26	19.7%
Total International Package	4,087	3,494	593	17.0%
Supply Chain & Freight:
Forwarding	1,753	1,472	281	19.1%
Logistics	1,040	846	194	22.9%
Freight	870	852	18	2.1%
Other	263	199	64	32.2%
Total Supply Chain & Freight	3,926	3,369	557	16.5%
Consolidated	$21,238	$18,318	$2,920	15.9%

Consolidated volume (in millions)	1,550	1,345	205	15.2%

Operating weekdays	65	64	1	1.6%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,915	1,891	24	1.3%
Deferred	1,657	1,474	183	12.4%
Ground	16,803	14,544	2,259	15.5%
Total U.S. Domestic Package	20,375	17,909	2,466	13.8%
International Package:
Domestic	1,806	1,668	138	8.3%
Export	1,674	1,437	237	16.5%
Total International Package	3,480	3,105	375	12.1%
Consolidated	23,855	21,014	2,841	13.5%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$16.85	$17.73	$(0.88)	(5.0)%
Deferred	12.79	13.23	(0.44)	(3.3)%
Ground	8.93	8.66	0.27	3.1%
Total U.S. Domestic Package	9.99	9.99	—	—%
International Package:
Domestic	6.61	6.45	0.16	2.5%
Export	28.98	29.06	(0.08)	(0.3)%
Total International Package	17.37	16.92	0.45	2.7%
Consolidated	$11.06	$11.02	$0.04	0.4%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2020	2019	Change	% Change
(in millions)
Repairs and maintenance	$576	$485	$91	18.8%
Depreciation and amortization	677	587	90	15.3%
Purchased transportation	3,937	2,984	953	31.9%
Fuel	618	824	(206)	(25.0)%
Other occupancy	376	346	30	8.7%
Other expenses	1,614	1,374	240	17.5%
Total other operating expenses	$7,798	$6,600	$1,198	18.2%

Earnings Per Share and Share Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2020	2019
(amounts in millions, except per share data)
Numerator:
Net income	$1,957	$1,750

Denominator:
Weighted-average shares	864	858
Deferred compensation obligations	—	—
Vested portion of restricted units	4	6
Denominator for basic earnings per share	868	864

Effect of dilutive securities:
Restricted units	4	6
Stock options	—	—
Denominator for diluted earnings per share	872	870

Basic earnings per share	$2.25	$2.03

Diluted earnings per share	$2.24	$2.01

Detail of shares outstanding as of September 30, 2020:

Class A shares	150
Class B shares	714
Total shares outstanding	864

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2020	2019	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$37,755	$33,085	$4,670	14.1%
International Package	11,175	10,458	717	6.9%
Supply Chain & Freight	10,802	9,983	819	8.2%
Total revenue	59,732	53,526	6,206	11.6%

Operating expenses:
Compensation and benefits	32,006	28,206	3,800	13.5%
Other	22,079	19,655	2,424	12.3%
Total operating expenses	54,085	47,861	6,224	13.0%

Operating profit:
U.S. Domestic Package	2,644	3,090	(446)	(14.4)%
International Package	2,288	1,858	430	23.1%
Supply Chain & Freight	715	717	(2)	(0.3)%
Total operating profit	5,647	5,665	(18)	(0.3)%

Other income (expense):
Other pension income (expense)	981	574	407	70.9%
Investment income and other	30	98	(68)	(69.4)%
Interest expense	(526)	(487)	(39)	8.0%
Total other income (expense)	485	185	300	162.2%

Income before income taxes	6,132	5,850	282	4.8%

Income tax expense (benefit)	1,442	1,304	138	10.6%

Net income	$4,690	$4,546	$144	3.2%

Net income as a percentage of revenue	7.9%	8.5%

Per share amounts:
Basic earnings per share	$5.42	$5.26	$0.16	3.0%
Diluted earnings per share	$5.39	$5.23	$0.16	3.1%

Weighted-average shares outstanding:
Basic	866	865	1	0.1%
Diluted	870	869	1	0.1%

As adjusted income data(1):
Operating profit:
U.S. Domestic Package	$2,749	$3,162	$(413)	(13.1)%
International Package	2,372	1,970	402	20.4%
Supply Chain & Freight	727	740	(13)	(1.8)%
Total operating profit	5,848	5,872	(24)	(0.4)%

Income before income taxes	$6,333	$6,057	$276	4.6%
Net income	$4,841	$4,703	$138	2.9%

Basic earnings per share	$5.59	$5.44	$0.15	2.8%
Diluted earnings per share	$5.56	$5.41	$0.15	2.8%
(1) See Non-GAAP Schedules for detail of Transformation costs.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2020	2019	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$6,137	$6,160	$(23)	(0.4)%
Deferred	3,873	3,494	379	10.8%
Ground	27,745	23,431	4,314	18.4%
Total U.S. Domestic Package	37,755	33,085	4,670	14.1%
International Package:
Domestic	2,183	2,069	114	5.5%
Export	8,538	7,972	566	7.1%
Cargo and Other	454	417	37	8.9%
Total International Package	11,175	10,458	717	6.9%
Supply Chain & Freight:
Forwarding	4,897	4,384	513	11.7%
Logistics	2,862	2,511	351	14.0%
Freight	2,360	2,486	(126)	(5.1)%
Other	683	602	81	13.5%
Total Supply Chain & Freight	10,802	9,983	819	8.2%
Consolidated	$59,732	$53,526	$6,206	11.6%

Consolidated volume (in millions)	4,466	3,885	581	15.0%

Operating weekdays	193	191	2	1.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,888	1,771	117	6.6%
Deferred	1,617	1,413	204	14.4%
Ground	16,346	14,068	2,278	16.2%
Total U.S. Domestic Package	19,851	17,252	2,599	15.1%
International Package:
Domestic	1,746	1,661	85	5.1%
Export	1,545	1,425	120	8.4%
Total International Package	3,291	3,086	205	6.6%
Consolidated	23,142	20,338	2,804	13.8%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$16.84	$18.21	$(1.37)	(7.5)%
Deferred	12.41	12.95	(0.54)	(4.2)%
Ground	8.79	8.72	0.07	0.8%
Total U.S. Domestic Package	9.85	10.04	(0.19)	(1.9)%
International Package:
Domestic	6.48	6.52	(0.04)	(0.6)%
Export	28.63	29.29	(0.66)	(2.3)%
Total International Package	16.88	17.04	(0.16)	(0.9)%
Consolidated	$10.85	$11.10	$(0.25)	(2.3)%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2020	2019	Change	% Change
(in millions)
Repairs and maintenance	$1,693	$1,392	$301	21.6%
Depreciation and amortization	1,986	1,730	256	14.8%
Purchased transportation	10,584	8,950	1,634	18.3%
Fuel	1,878	2,451	(573)	(23.4)%
Other occupancy	1,114	1,039	75	7.2%
Other expenses	4,824	4,093	731	17.9%
Total other operating expenses	$22,079	$19,655	$2,424	12.3%

Earnings Per Share and Share Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2020	2019
(amounts in millions, except per share data)
Numerator:
Net income	$4,690	$4,546

Denominator:
Weighted-average shares	861	859
Deferred compensation obligations	—	—
Vested portion of restricted units	5	6
Denominator for basic earnings per share	866	865

Effect of dilutive securities:
Restricted units	4	4
Stock options	—	—
Denominator for diluted earnings per share	870	869

Basic earnings per share	$5.42	$5.26

Diluted earnings per share	$5.39	$5.23

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
September 30, 2020 (unaudited) and December 31, 2019

	September 30, 2020	December 31, 2019
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$8,839	$5,238
Marketable securities	402	503
Accounts receivables	9,153	9,645
Less: Allowance for credit losses	(160)	(93)
Accounts receivable, net	8,993	9,552
Other current assets	1,696	1,810
Total Current Assets	19,930	17,103
Property, Plant and Equipment, Net	32,164	30,482
Operating Lease Right-Of-Use Assets	3,022	2,856
Goodwill	3,816	3,813
Intangible Assets, Net	2,289	2,167
Investments and Restricted Cash	25	24
Deferred Income Tax Assets	277	330
Other Non-Current Assets	883	1,082
Total Assets	$62,406	$57,857

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$2,382	$3,420
Current maturities of operating leases	560	538
Accounts payable	5,609	5,555
Accrued wage and withholdings	3,140	2,552
Self-insurance reserves	1,128	914
Accrued group welfare and retirement plan contributions	857	793
Other current liabilities	1,780	1,641
Total Current Liabilities	15,456	15,413
Long-Term Debt and Finance Leases	23,336	21,818
Non-Current Operating Leases	2,473	2,391
Pension and Postretirement Benefit Obligations	9,630	10,601
Deferred Income Tax Liabilities	2,145	1,632
Other Non-Current Liabilities	3,760	2,719

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	490	150
Retained earnings	11,115	9,105
Accumulated other comprehensive loss	(6,022)	(5,997)
Deferred compensation obligations	20	26
Less: Treasury stock	(20)	(26)
Total Equity for Controlling Interest	5,592	3,267
Noncontrolling interests	14	16
Total Shareowners' Equity	5,606	3,283
Total Liabilities and Sharewoners' Equity	$62,406	$57,857

Amounts are subject to reclassification.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Nine Months Ended
	September 30,
	2020	2019
Cash Flows From Operating Activities:
Net income	$4,690	$4,546
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	1,986	1,730
Pension and postretirement benefit expense	481	566
Pension and postretirement benefit contributions	(1,307)	(2,321)
Self-insurance reserves	388	(181)
Deferred tax (benefit) expense	566	43
Stock compensation expense	508	716
Other (gains) losses	164	46
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	352	843
Other assets	391	778
Accounts payable	(450)	(914)
Accrued wages and withholdings	1,330	(506)
Other liabilities	120	393
Other operating activities	64	(46)
Net cash from operating activities	9,283	5,693

Cash Flows From Investing Activities:
Capital expenditures	(3,219)	(4,336)
Proceeds from disposals of property, plant and equipment	10	61
Purchases of marketable securities	(202)	(487)
Sales and maturities of marketable securities	309	817
Net change in finance receivables	24	8
Cash paid for business acquisitions, net of cash and cash equivalents acquired	(13)	(6)
Other investing activities	(15)	(84)
Net cash used in investing activities	(3,106)	(4,027)

Cash Flows From Financing Activities:
Net change in short-term debt	(1,924)	(1,100)
Proceeds from long-term borrowings	5,003	4,802
Repayments of long-term borrowings	(2,746)	(2,411)
Purchases of common stock	(224)	(751)
Issuances of common stock	214	161
Dividends	(2,528)	(2,397)
Other financing activities	(351)	(158)
Net cash used in financing activities	(2,556)	(1,854)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(19)	6

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	3,602	(182)

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,238	4,367
End of period	$8,840	$4,185

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and Pension Discount Rates - Third Quarter

Currency Neutral Revenue Per Piece, Revenue and Operating Profit
(unaudited)

	Three Months Ended				Currency
	September 30				Neutral
	2020	2019	% Change	Currency	2020 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.61	$6.45	2.5%	$(0.18)	$6.43	(0.3)%
Export	28.98	29.06	(0.3)%	(0.30)	28.68	(1.3)%
Total International Package	$17.37	$16.92	2.7%	$(0.23)	$17.14	1.3%

Consolidated	$11.06	$11.02	0.4%	$(0.03)	$11.03	0.1%

	Three Months Ended				Currency
	September 30				Neutral
	2020	2019	% Change	Currency	2020(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$13,225	$11,455	15.5%	$—	$13,225	15.5%
International Package	4,087	3,494	17.0%	(54)	4,033	15.4%
Supply Chain & Freight	3,926	3,369	16.5%	8	3,934	16.8%
Total revenue	$21,238	$18,318	15.9%	$(46)	$21,192	15.7%

	Three Months Ended				Currency
	September 30				Neutral
	2020(2)	2019(2)	% Change	Currency	2020(3)	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$1,133	$1,242	-8.8%	$—	$1,133	(8.8)%
International Package	972	693	40.3%	(7)	965	39.2%
Supply Chain & Freight	302	256	18.0%	2	304	18.8%
Total operating profit	$2,407	$2,191	9.9%	$(5)	$2,402	9.6%

Pension Discount Rate Neutral Operating Profit and Margin
(unaudited)

	Three Months Ended September 30				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As-Adjusted Operating profit (in millions):
U.S. Domestic Package	$1,133	$1,242	(8.8)%	$63	$1,196	(3.7)%
International Package	972	693	40.3%	4	976	40.8%
Supply Chain & Freight	302	256	18.0%	7	309	20.7%
Total operating profit	$2,407	$2,191	9.9%	$74	$2,481	13.2%

	Three Months Ended September 30				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As- Adjusted Operating margin:
U.S. Domestic Package	8.6%	10.8%	(2.2)%	0.4%	9.0%	(1.8)%
International Package	23.8%	19.8%	4.0%	0.1%	23.9%	4.1%
Supply Chain & Freight	7.7%	7.6%	0.1%	0.2%	7.9%	0.3%
Total operating margin	11.3%	12.0%	(0.7)%	0.4%	11.7%	(0.3)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2) Amounts adjusted for transformation strategy costs
(3) Amounts adjusted for transformation strategy costs and period over period foreign currency exchange rate and hedging differences
(4) Amounts adjusted for transformation strategy costs and period over period impact of discount rates on pension service cost
Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and Pension Discount Rates - Year to Date

Currency Neutral Revenue Per Piece, Revenue and Operating Profit
(unaudited)

	Nine Months Ended				Currency
	September 30				Neutral
	2020	2019	% Change	Currency	2020(1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.48	$6.52	(0.6)%	$0.02	$6.50	(0.3)%
Export	28.63	29.29	(2.3)%	(0.02)	28.61	(2.3)%
Total International Package	$16.88	$17.04	(0.9)%	$—	$16.88	(0.9)%

Consolidated	$10.85	$11.10	(2.3)%	$—	$10.85	(2.3)%

	Nine Months Ended				Currency
	September 30				Neutral
	2020	2019	% Change	Currency	2020(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$37,755	$33,085	14.1%	$—	$37,755	14.1%
International Package	11,175	10,458	6.9%	3	11,178	6.9%
Supply Chain & Freight	10,802	9,983	8.2%	108	10,910	9.3%
Total revenue	$59,732	$53,526	11.6%	$111	$59,843	11.8%

	Nine Months Ended				Currency
	September 30				Neutral
	2020(2)	2019(2)	% Change	Currency	2020(3)	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$2,749	$3,162	(13.1)%	$—	$2,749	(13.1)%
International Package	2,372	1,970	20.4%	(37)	2,335	18.5%
Supply Chain & Freight	727	740	(1.8)%	(4)	723	(2.3)%
Total operating profit	$5,848	$5,872	(0.4)%	$(41)	$5,807	(1.1)%

Pension Discount Rate Neutral Operating Profit and Margin
(unaudited)

	Nine Months Ended September 30				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As-Adjusted Operating profit (in millions):
U.S. Domestic Package	$2,749	$3,162	(13.1)%	$188	$2,937	(7.1)%
International Package	2,372	1,970	20.4%	12	2,384	21.0%
Supply Chain & Freight	727	740	(1.8)%	21	748	1.1%
Total operating profit	$5,848	$5,872	(0.4)%	$221	$6,069	3.4%

	Nine Months Ended September 30				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As- Adjusted Operating margin:
U.S. Domestic Package	7.3%	9.6%	(2.3)%	0.5%	7.8%	(1.8)%
International Package	21.2%	18.8%	2.4%	0.1%	21.3%	2.5%
Supply Chain & Freight	6.7%	7.4%	(0.7)%	0.2%	6.9%	(0.5)%
Total operating margin	9.8%	11.0%	(1.2)%	0.4%	10.2%	(0.8)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2) Amounts adjusted for transformation strategy costs
(3) Amounts adjusted for transformation strategy costs and period over period foreign currency exchange rate and hedging differences
(4) Amounts adjusted for transformation strategy costs and period over period impact of discount rates on pension service cost
Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Non-GAAP Schedules
Reconciliation of GAAP and Non-GAAP Income Statement Data
(in millions, except per share amounts):

Three Months Ended September 30,
	2020			2019
	As-Reported (GAAP)	Transformation Strategy Costs(1)	As-Adjusted (Non-GAAP)	As-Reported (GAAP)	Transformation Strategy Costs(2)	As-Adjusted (Non-GAAP)

Operating profit:
U.S. Domestic Package	$1,098	$35	$1,133	$1,216	$26	$1,242
International Package	966	6	972	667	26	693
Supply Chain & Freight	299	3	302	245	11	256
Total operating profit	$2,363	$44	$2,407	$2,128	$63	$2,191

Income before income taxes	$2,525	$44	$2,569	$2,206	$63	$2,269

Income tax expense	$568	$11	$579	$456	$16	$472

Net income	$1,957	$33	$1,990	$1,750	$47	$1,797

Diluted earnings per share	$2.24	$0.04	$2.28	$2.01	$0.06	$2.07

(1) Transformation costs of $44 million reflect other employee benefits costs of $18 million and other costs of $26 million.
(2) Transformation costs of $63 million reflect other employee benefits costs of $41 million and other costs of $22 million.

Nine Months Ended September 30,
	2020			2019
	As-Reported (GAAP)	Transformation Strategy Costs(1)	As-Adjusted (Non-GAAP)	As-Reported (GAAP)	Transformation Strategy Costs(2)	As-Adjusted (Non-GAAP)

Operating profit:
U.S. Domestic Package	$2,644	$105	$2,749	$3,090	$72	$3,162
International Package	2,288	84	2,372	1,858	112	1,970
Supply Chain & Freight	715	12	727	717	23	740
Total operating profit	$5,647	$201	$5,848	$5,665	$207	$5,872

Income before income taxes	$6,132	$201	$6,333	$5,850	$207	$6,057

Income tax expense	$1,442	$50	$1,492	$1,304	$50	$1,354

Net income	$4,690	$151	$4,841	$4,546	$157	$4,703

Diluted earnings per share	$5.39	$0.17	$5.56	$5.23	$0.18	$5.41

(1) Transformation costs of $201 million reflect other employee benefits costs of $111 million and other costs of $90 million.
(2) Transformation costs of $207 million reflect other employee benefits costs of $149 million and other costs of $58 million.

Reconciliation of Adjusted Capital Expenditures and Free Cash Flow (Non-GAAP measures)
(in millions):
Nine Months Ended September 30,
	2020	2019
Cash flows from operating activities	$9,283	$5,693
Capital expenditures	(3,219)	(4,336)
Principal repayments of finance lease obligations	(136)	(120)
Adjusted Capital Expenditures (Non-GAAP measure)	$(3,355)	$(4,456)
Proceed from disposal of PP&E	10	61
Net change in finance receivables	24	8
Other investing activities	(15)	(84)
Adjusted free cash flow (Non-GAAP measure)	$5,947	$1,222
Discretionary pension contributions	1,000	2,000
Adjusted Free cash flow (Non-GAAP measure) excluding discretionary pension contributions	$6,947	$3,222
Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of September 30, 2020
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	66	—	6	—
Boeing 767-300BCF	4	—	—	—
Boeing 767-300BDSF	3	—	1	—
Airbus A300-600	52	—	—	—
Boeing MD-11	39	—	3	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	17	—	11	—
Other	—	297	—	—
Total	269	297	21	—